Exhibit 10.46

COAL MINING LEASE

THIS COAL MINING LEASE (the “Lease”), made this 27th day of October, 2010, (the “Effective Date”) between Alcoa Fuels, Inc., an Indiana corporation of 4700 Darlington Road, Newburgh, Indiana 47630 (“Lessor”), and Armstrong Coal Company, Inc., a Delaware corporation, with an address of 407 Brown Road, Madisonville, Kentucky 42431 (“Lessee”).

WITNESSETH:

That for and in consideration of the promises and undertakings herein contained, Lessor does hereby exclusively demise, lease and let unto Lessee, its successors and assigns, all of its right, title and interest in and to the No. 6 coal, and all coal lying above the No. 6 coal, underlying the following described real estate, and the right to enter in, upon and under the herein demised real estate for the purpose of mining and removing therefrom said coal which can be commercially mined and removed by underground method of mining (now known or hereafter developed), within and underlying the land, situated in Webster and Union Counties, Kentucky, more particularly described in

Exhibit A

and containing approximately 20,000 acres of coal and 1,500 acres of surface, more or less (hereinafter called the “Leased Premises”),

TOGETHER with the right to mine and otherwise to develop, survey, work and process for market said coal by any method or machinery now or hereafter employed, including the free and uninterrupted right and right-of-way into, upon, over, across, under and through the Leased Premises at such points and in such manner as may be convenient or necessary for the purpose of all operations, in connection with coal herein leased and other coal now owned or hereafter acquired by Lessee in the General Mining Area (defined below), and in the No. 6 seam of coal and in the strata above the same, including, but not limited to, (i) the transportation of personnel, supplies, equipment, coal, soils, refuse, and other materials, whether originating from the Leased Premises or other lands, (ii) the right to explore, test, drill, dig, mine, drain, ventilate, extract, transport, process and carry away the coal, (iii) the right to erect and maintain on the Leased Premises such buildings, tipples, processing plants, shafts, engines, machinery, appliances, devices, wells, roadways, railroad tracks, powerlines, pipelines, dams, ditches, water and slurry impoundments, and all other structures and improvements necessary or convenient to said operations, without being required to leave or provide subjacent or lateral support to the overlying strata or surface or anything therein, thereon or thereunder, including structures or improvements now or hereafter erected thereon, (iv) the right to stockpile, store, process, ship, backfill, market (without limitation) or permanently dispose of, on, under the Leased Premises, coal, lignite, water, earth, coal preparation waste and slurry, but excluding the right to dispose of any other substance, including without limitation, flyash, bottom ash, scrubber sludge or any other coal combustion product, (v) the right to use any water located upon or below the Leased Premises and to appropriate, develop, consume, drain and dispose of all water on, under and appurtenant to the Leased Premises, including the right to alter drainage patterns on the Leased Premises and other lands in the General Mining Area (defined below) as may be permitted by law; and (vi) the right to subside the surface of the Leased Premises without liability to Lessor, EXCEPT that any slurry impoundment facility must be approved by Lessor in writing prior to construction or expansion, and such consent shall not be unreasonably withheld.

For the consideration aforesaid, Lessor does hereby covenant to WAIVE AND RELEASE all surface damage, damages to subsurface strata, damages and other damages of any sort howsoever caused by or arising from the removal of the coal or arising from any physical conditions now present or which may hereafter develop in, about or above the same and, if in connection with operations hereunder. Use of the terms “other coal now owned or hereafter acquired” includes ownership of coal, leasehold of coal, license to remove coal or any other right in any form which enables Lessee to mine such coal; it is the intention that all rights granted hereunder shall apply to the mining of coal on other lands and shall survive so long as mining operations are continued on the Leased Premises or on any lands located within the General Mining Area described below.

All rights granted by Lessor above, in Paragraph 17, and elsewhere in this Lease are granted only insofar as Lessor owns sufficient interest in the Leased Premises to grant such rights. All grants are subject to rights-of-way, easements and other rights appearing of record, apparent on the premises or disclosed to Lessee prior to the Effective Date.

TO HAVE AND TO HOLD the Leased Premises for a term commencing on the Effective Date and extending through June 1, 2016 (the period of time extending from the Effective Date through the fifth anniversary of the Effective Date being sometimes called the “Primary Term” herein), and so long thereafter as any recovery of coal herein leased, or any of the mining operations described in and permitted by the preceding paragraphs, are being conducted in, on or under the Leased Premises or the area described or shown on Exhibit B (referred to herein as the “General Mining Area”), or until all reclamation activities related thereto have been completed.

IN CONSIDERATION WHEREOF, the parties hereto covenant and agree as follows:

1. LESSEE TO COMPLY WITH LAWS. (a) Lessee shall conduct its operations on the Leased Premises in a workmanlike and prudent manner, and shall, at all times, comply with all applicable laws, rules, regulations and requirements now and hereafter in effect. Lessor hereby grants Lessee the authority to take whatever actions are necessary on the Leased Premises in order to comply with said laws, rules and regulations. Lessee shall completely reclaim the Leased Premises. Such obligation to reclaim the Leased Premises shall be in addition to, and completely independent of, Lessee’s obligation to pay royalties as provided herein. Lessor further agrees that, subject to subparagraphs (b) and (c) below, Lessee’s sole responsibility for the reclamation of the Leased Premises shall be to comply with the requirements set forth in all applicable federal, state and local laws, rules and regulations or other requirements now and hereafter in effect. Lessee shall be solely responsible for obtaining all necessary permits and authorization for its reclamation activities.

(b) Reclamation of woodlands, where required, shall be by planting of oak, hard maple, ash or other commercial hardwood species of tree (and other tree species if required by state or federal regulatory agencies.)

(c) All reclamation plans must be approved in writing by Lessor which may impose changes, provided that (a) such changes comply with applicable state or federal statutes, rules and regulations and (b) do not cause any substantial increase in reclamation costs (unless Lessor agrees to pay for a substantial increase in costs).

2. EARNED ROYALTIES. (a) Lessee shall deliver to Lessor, in kind and in lieu of the payment of a royalty in cash, Six percent (6%) of all merchantable coal mined from the Leased Premises, if any, which coal shall be: (i) washed and processed in the same manner as washed and processed coal which is shipped from the mine to third party purchasers and (ii) delivered f.o.b., rail(, barge) or truck, the mine. If delivered by rail car (or barge), the loading rate shall be consistent with Lessor’s rail (or barge) contracts. Freeze conditioning shall be applied when requested by Lessor or its transportation contractor at Lessor’s cost. Delivery shall be in the quantities and at the times designated by Lessor, but Lessee shall not be required to store coal for delivery to Lessor for more than three (3) consecutive months at a time. If more than one manner of washing or process is used for the coal by Lessee, then the in kind royalty shall be washed and processed in the manner selected by Lessor. Lessee may deliver coal from another source as in kind royalty so long as it meets the minimum standards set forth in Exhibit C (the “Minimum Standard”).

(b) The minimum royalty per calendar year (prorated for partial calendar years) is delivery of 60,000 tons of coal from the Leased Premises or from another source meeting the Minimum Standards, beginning two years from the date of receipt of all necessary mining permits and the expiration of any right of challenge the issuance of such permits, but no later than June 1, 2016. This obligation to deliver the minimum royalty shall terminate when both (i) all tons of coal have been mined from the Leased Premises pursuant to the Mine Plan (defined hereinbelow), and (ii) all royalties owed thereon, whether in kind or in cash, have been paid to Lessor.

(c) At any time and at various times, Lessor may elect to temporarily receive all or part of the earned royalty in cash rather than in kind, provided that such elections may be made no more frequently than once each calendar quarter. Each election shall be effective thirty (30) days after delivery of notice to Lessee.

(d) For time periods when Lessor elects to receive any of the earned royalty in cash, Lessee shall pay to Lessor on or before the 28th day of each calendar month (“Month”) any earned royalty for all coal mined, sold and shipped from the Leased Premises, or consumed in synthetic fuel facilities on the mine site, during the preceding Month for such preceding Month in an amount equal to six percent (6%) of the Gross Realization, as hereinafter defined. No earned royalty shall be paid for coal refuse, including without limitation coal slurry deposited in cleaning slurry ponds, but if such refuse is sold by Lessee, Lessor shall be entitled to a royalty of three percent (3%) of the sale price of such material.

(e) Measurement of weights for purposes of computing the earned royalties shall be in the case of such coal (i) shipped by rail, determined by the rail carrier in accordance with its customary practices employed for invoicing such shipments, (ii) delivered other than by rail, determined by Lessee by use of accurate scales or (iii) commingled with other coal not mined from the Leased Premises, determined by an accurate system of weights and measurements commonly used in the bituminous coal industry. If (i) through (iii) are not applicable (e.g., coal is stored by Lessee and not delivered), measurement of weights for purposes of computing the earned royalties shall be by such other accurate means as may be commonly used in the industry.

(f) As used in this Lease, the following terms shall have the following respective meanings:

“Gross Realization” shall be the “Average Gross Sales Price” per ton of coal actually mined, removed, sold and shipped from the Leased Premises during any month which shall be an amount equal to the total gross proceeds from all such sales of such coal (excluding sales to affiliates or otherwise not arms length transactions) during such month divided by the total number of tons of such coal, except that deductions shall be made from the total gross proceeds for the following items to the extent included in such total gross proceeds (i) any tax assessed upon or measured by the production of such coal, the severance thereof from the Leased Premises, or the sale thereof, (ii) any royalty, assessment, levy or charge upon the mining, extracting or removing of such coal made for the purpose of providing health and/or welfare (including, without limitation, black lung) benefits for any employees of Lessee, its successors or assigns, or other persons similarly employed by the coal mining industry, pursuant to any applicable law, rule, regulation or contract of employment covering such employees and/or such other persons, and (iii) transportation or delivery costs incurred by Lessee in transporting such coal from the tipple at which such coal is processed to point of sale.

“Mine Plan” shall mean the mining plan proposed by Lessee and approved by Lessor. The Mine Plan shall be agreed upon by Lessor and Lessee within twelve (12) months of the Effective Date and shall identify all portions of the Leased Premises to be mined and shall include the number and location of No. 6 coal acres and No. 9 coal acres comprising the Leased Premises. Lessee agrees, within ten (10) days following a request from Lessor, to execute any document(s) necessary and otherwise to release all portions of the Leased Premises not to be mined under the Mine Plan.

“Ton” shall mean a ton of 2,000 pounds avoirdupois. Measurement of weights for purposes of computing the “Average Gross Sales Price” of coal mined from the Leased Premises shall be per Paragraph 2(e).

3. MINIMUM ROYALTIES. Lessee covenants and agrees to pay to Lessor an annual advance minimum royalty (“Minimum Royalty”) of 16,000 tons of coal, delivered f.o.b., barge, the mine, or to such other location mutually agreed to by Lessor and Lessee. Minimum Royalty for the first lease year shall be delivered to Lessor sixty (60) days following the execution of this Agreement, and all Minimum Royalty after the first lease year shall be due and delivered in full on or before each anniversary of the date of this Agreement. Minimum Royalty shall be of a quality equal to the minimum standards set forth on Exhibit C. Minimum Royalty shall be recoupable against earned royalty for coal mined at a rate not to exceed Five Hundred Thousand Dollars ($500,000) per calendar year. Recoupment against in kind earned royalty shall be calculated at the rate per ton equal to the Average Gross Sales Price per ton for coal sold to third parties of a quality equal to the minimum standards set forth on Exhibit C, as the same is calculated under subparagraph 2(e).

4. DILIGENT PURSUIT OF MINING PERMIT. Lessee shall diligently pursue all permits necessary for the mining of the Leased Premises and must have submitted a substantially complete mine permit application to the appropriate Kentucky regulatory authority by June 30th, 2012. If Lessee has not submitted the required permit application in accordance with this paragraph, then an additional royalty of Two Hundred Fifty Thousand Dollars ($250,000) shall be paid to Lessor on July 31st, 2012 (one month later), and an identical amount shall be paid to Lessor on each 6 month anniversary thereafter until such permit application is submitted; (such payments being herein referred to as “Additional Royalty”). Additional Royalty shall be recoupable against earned royalty for coal mined at a rate not to exceed Two Hundred Fifty Thousand Dollars ($250,000) per calendar year. Recoupment against in kind earned royalty shall be calculated at the rate per ton equal to the Average Gross Sales Price per ton for coal sold to third parties of a quality equal to the minimum standards set forth on Exhibit C, as the same is calculated under subparagraph 2(e).

5. RECORDS, MAPS AND ACCOUNTS. Lessee shall furnish to Lessor, on or before the 28th day of each month, a complete and accurate statement showing the quantity of coal mined, removed, shipped and sold from the Leased Premises, together with a statement showing the earned royalty due by such day or delivered in kind. Unless either party hereto shall give notice to the other of a dispute or question with respect to such statement within one (1) year from the date the same is delivered to Lessor, such statement shall be final and binding upon the parties hereto, except in cases of fraud which shall be governed by the applicable limitations acts. Lessor shall, at all reasonable times and upon at least three (3) days’ prior written notice to Lessee, at Lessor’s sole cost, have access to those books, maps and records of Lessee reasonably necessary to accurately determine the Tons of coal mined and sold by Lessee from the Leased Premises and the earned royalties due to Lessor.

6. TAXES. Lessee covenants and agrees that during the Lease Term, Lessee will pay all taxes assessed upon or levied against the Leased Premises (including ad valorem) and all taxes assessed upon or levied against all improvements, machinery, equipment or other property of Lessee installed or placed in or upon the Leased Premises by Lessee. Lessor shall provide to Lessee all real estate tax statements within thirty days of receipt and Lessee shall pay the same on or prior to the date due. Payments by Lessee of ad valorem taxes assessed against Lessor shall be fully recoupable by Lessee from Earned Royalties thereafter due.

7. INDEMNIFICATION. Lessee shall pay, at its own cost and expense, all wages, worker’s compensation claims, claims for material, equipment and supplies contracted for by Lessee in connection with its operations and use of the Leased Premises and shall not permit any mechanics lien or other claims against the Leased Premises to remain a cloud on Lessor’s interest for more than sixty (60) days. Lessee hereby agrees to indemnify, protect, defend, save and hold harmless Lessor, its officers, directors, shareholders, employees, representatives, subsidiaries and affiliated companies (collectively “Indemnitees”), from and against any and all liabilities, costs, claims, penalties, forfeitures, demands, suits or causes of action in law or in equity and the costs and expenses incident thereto (including costs of defense, settlement, and attorneys’ fees, including the costs of attorneys in the employ of Indemnitees) which Indemnitees may suffer, incur, become responsible for or pay out as a result of death or bodily injuries to any person, destruction, loss or damage to any property, real or personal, contamination of or adverse effect on the environment, or violation or alleged violation of federal, state, or local law, rule regulation, ordinance, order, decree, decision, restriction, permit or license, caused by or resulting from the negligence or willful acts or omissions of Lessee, subcontractors or materialmen under the Lease, or the representatives, agents, employees, or invitees of any of them, as a consequence of or in any manner connected with performance of the Lease, whether any act, omission or negligence of any Indemnitee actually, or allegedly contributed thereto. With respect to claims against Lessor by Lessee’s employees, Lessee agrees to, and herein does, expressly waive its immunity, as a complying employer under Worker’s Compensation law, for any and all acts of negligence, whether passive or active, but only to the extent that such immunity would bar or affect recovery under or enforcement of this indemnification obligation. This waiver shall apply to any immunity conferred upon an employer by any state’s constitution or Workers’ Compensation laws with respect to liability for claims asserted against a third party by Lessee’s employee. Lessor and Lessee expressly intend by the foregoing that Lessee will indemnify and protect Indemnitees from the consequences of any of Indemnitees’ negligence, including without limitation all instances in which Indemnitees’s negligent actions, including the concurrent negligence of Indemnitee(s), whether active or passive, actually or allegedly caused or contributed to, injury, death, destruction, loss or damage; provided that nothing contained in the Lease will obligate lessee to indemnify Indemnitees from any claim which may arise from the sole negligence or the willful actions or inactions of the Indemnitees. This indemnification provision is in addition and cumulative to any other right of indemnification or contribution which any of the Indemnitees may have at law, in equity, or otherwise, and will survive completion of the Lease. Lessor shall have the right, but not the obligation, to inspect the property at all times in order to confirm that Lessee is in compliance with all environmental laws; provided, however, that Lessor shall have no control over any such compliance or over any mining operations.

8. TITLE; LESSER INTEREST. Lessor does not warrant title to the Leased Premises, except that Lessor warrants that it has not created or suffered any lien or encumbrance against the Leased Premises other than real estate taxes not yet due and payable. During the term of this Lease, Lessor shall not impair or suffer by act or omission any impairment of its title to the Leased Premises which would interfere with Lessee’s exercise of its rights under this Lease. Lessor agrees that Lessee, at its option, may discharge any tax, mortgage or other lien or encumbrance suffered or permitted upon or against the Leased Premises and that any expenses incurred by Lessee in connection therewith may be credited against amounts then or thereafter due Lessor hereunder. Lessor shall cooperate with Lessee in resolving any title problems affecting the Leased Premises. Lessor shall provide to Lessee, at Lessee’s request, such abstracts of title and title insurance policies as are available to Lessor, but all additional title information shall be acquired at the cost of Lessee.

Lessor also represents and warrants that there is no claim, legal action, suit, proceeding, arbitration, dispute, governmental investigation or administrative proceeding, nor any order, decree, or judgment, pending or in effect, or, to Lessor’s knowledge, threatened, against or affecting (i) the Leased Premises, (ii) the ability of Lessor to execute this Lease, or (iii) the accuracy and completeness of any representation and warranty of Lessor made herein.

Prior to conducting any mining operations on any part of the Leased Premises, Lessee shall obtain a title opinion indicating that it has the rights to conduct such operations on that part.

If Lessor owns an interest in any portion of the Leased Premises less than the entire coal estate therein, the earned royalties shall be paid to Lessor, with regard to that portion, only in the proportion that Lessor’s actual interest in that portion bears to the entire estate therein.

This Lease shall extend to the successors, sublessees and assigns of the parties hereto, but no change in or division of the ownership of the Leased Premises or royalties payable hereunder, however accomplished, shall operate to enlarge the obligations or diminish the rights of Lessee hereunder and no such change or division shall be binding upon Lessee for any purpose until Lessee has been furnished with a duly recorded written instrument or instruments evidencing and effecting the same. In the event of any question or dispute as to ownership of, or mining rights to, the Leased Premises or as to royalties or other sums payable hereunder, all cash royalties and other cash payments due Lessor hereunder may be held in a non-interest bearing escrow account by Lessee until such dispute is finally resolved. Any sums so held in escrow by Lessee shall be deemed payment of earned royalties or other sums due hereunder.

9. POSSESSION. Lessor may retain possession of the Leased Premises until such time that Lessee determines, in its sole discretion, that possession of the Leased Premises, or a portion thereof, is necessary or desirable for its mining operations. Lessee shall notify Lessor of such determination by providing Lessor with thirty (30) days prior written notice thereof. As of the date specified in such notice, Lessor’s right to farm or otherwise occupy the Leased Premises or such designated portion shall terminate and Lessor shall thereupon yield exclusive possession of the Leased Premises or such designated portion to Lessee, subject to the provisions of Paragraph 24 below. In the event that (i) as of the date Lessee gives any such notice to Lessor there are any crops planted but not harvested from the Leased Premises or such designated portion, and (ii) Lessor would not be able to harvest such crops prior to the date specified in the notice, Lessee shall pay to Lessor the value of such crops. In the event the parties hereto are unable to agree upon the value by the time of possession by Lessee, each party shall select an appraiser and the two appraisers selected shall agree upon a fair value for such crops; provided, however, that in the event the two appraisers cannot so agree within 30 days after their selection, they shall select a third appraiser and the decision of the majority of the appraisers shall be binding upon both parties hereto. Notwithstanding the foregoing, the payment of the agreed upon amount or fair value as determined by the appraisers shall not be a condition precedent to Lessee’s right to immediate possession of the Leased Premises or such designated portion on the date specified in the written notice.

10. NOTICES; PAYMENTS. Notices and other communications required or permitted to be made or given hereunder shall be in writing and shall be delivered (a) personally; (b) by depositing the same, postage prepaid, in the United States Mail, (first class, certified or registered (return receipt requested)), or (c) by private express or other delivery service, at the respective addresses of the parties set forth hereinabove; provided, however, that either party hereto may from time to time change such address by giving written notice, delivered as aforesaid, of the new or changed address. Notice by facsimile (fax), electronic mail or by any other method not authorized above shall not constitute notice. The day upon which any such notice shall have been received by the party to whom it is addressed or delivered shall constitute the date such notice was given and the first day of any subsequent period herein provided for response to such notice.

All payments shall be made by wire transfer of immediately available funds according to wiring instructions provided by Lessor, or by automated clearinghouse, if so elected by Lessor. All payments shall be made by Lessee to Lessor by the date specified in this Lease. In the event that there is a good faith dispute between Lessor and Lessee regarding any amounts owed hereunder from time to time, Lessee shall make payment when due of all amounts not in dispute and, within ten (10) days of resolution of any dispute, it shall pay all additional amounts owed to Lessor with interest at the then effective prime commercial lending rate per annum announced by Citibank from time to time, at its principal office in New York City.

11. LESSEE’S RIGHT TO SURRENDER OR TERMINATE LEASE. (a) Upon payment of the termination fee set forth in subparagraph (b) below, Lessee shall have the right at any time, and from time to time, during the Lease Term to execute and deliver to Lessor and file for record in the official records of the county or counties where the Leased Premises are located, a release or releases covering all or any portion of the Leased Premises and from and after the date of such release all its obligations and liabilities in respect to such properties shall terminate, except that if mining has occurred on the surrendered property then Lessee shall (a) pay any royalty due by reason of mining prior to the release and (b) comply with all reclamation laws and regulations applicable to the released property. Recording shall be considered delivery to Lessor. A partial release shall not affect the amount of minimum earned royalties to be paid or delivered to Lessor.

(b) In the event Lessee terminates this Lease prior to June 1, 2016, then Lessee will pay to Lessor a fee (“Termination Fee”) as follows:

(i) For a termination on or after the Effective Date but before June 1, 2012, the Termination Fee shall be Ten Dollars ($10.00) per coal acre in the Leased Premises.

(ii) For a termination on or after June 2, 2012, but before June 1, 2013, the Termination Fee shall be Twenty Dollars ($20.00) per coal acre in the Leased Premises.

(iii) For a termination on or after June 2, 2013, but before June 1, 2014, the Termination Fee shall be Thirty Dollars ($30.00) per coal acre in the Leased Premises.

(iv) For a termination on or after June 2, 2014, but before June 1, 2015, the Termination Fee shall be Forty Dollars ($40.00) per coal acre in the Leased Premises.

(ii) For a termination on or after June 2, 2015, but before June 1, 2016, the Termination Fee shall be Fifty Dollars ($50.00) per coal acre in the Leased Premises.

For purposes of this subparagraph (b), the parties agree that the Leased Premises consists of 15,000 coal acres. All unrecouped Minimum Royalty and unrecouped Additional Royalty shall be recoupable against the Termination Fee.

12. NO IMPLIED COVENANTS WITH RESPECT TO MINING. Except for the diligent pursuit of a mining permit, as required by Paragraph 4, Lessee has no obligation, implied or express, to commence exploration, development or mining upon the Leased Premises, to diligently prosecute mining operations once such mining has commenced or to mine any coal which Lessee deems not to be merchantable or economically mineable or which it otherwise, in Lessee’s sole discretion, decides not to mine, it being expressly understood that the payment made this date fully compensates Lessor for any such failure.

13. FORCE MAJEURE. Lessee shall not be deemed to be in default for any failure to perform or observe any of the terms, conditions, provisions, obligations or covenants to be performed or observed by it hereunder other than payment or delivery of minimum earned royalties, during periods in which such performance or observance is prevented by any event reasonably beyond Lessee’s control (any such event being herein called “Force Majeure”), including, without limitation, fire, flood, windstorm, other damage from the elements, strike, riot, unavailability of transportation or necessary equipment, actions of governmental authority, acts of God and acts of the public enemy, provided that such Force Majeure is eliminated insofar as possible and economically practicable with all reasonable dispatch. The Lease Term shall be extended, unless sooner terminated by Lessee, for a period equal to any period of Force Majeure. Lessee shall notify Lessor of the beginning and ending date of each period of Force Majeure.

14. WAIVER, MODIFICATION OR AMENDMENT. No failure or delay on the part of either Lessee or Lessor in exercising any of such party’s respective rights hereunder upon any failure by the other party to perform or observe any condition, covenant or provision herein contained shall operate as a waiver thereof, nor shall any single or partial exercise of any of such rights preclude any other or further exercise thereof or the exercise of any other right hereunder. No waiver, release, modification or amendment of any of the terms, conditions or provisions of this Lease shall be valid or effective unless the same is in writing, duly executed by Lessor and Lessee.

15. DEFAULT. In the event Lessee shall fail to make any cash payment at the time the same is due and payable hereunder, and such default shall continue for a period of 30 days after written notice thereof shall have been given to Lessee by Lessor (10 days after such written notice in the case of Additional Royalty due under Paragraph 3), or if Lessee shall otherwise be in default and such default shall continue for a period of 60 days after written notice thereof shall have been given to Lessee by Lessor, Lessor shall have the right to terminate this Lease by giving written notice of such termination to Lessee and such termination shall be effective immediately or upon such later date as specified in the notice, and Lessor shall retain all sums previously paid hereunder. Provided, however, for all matters other than a failure to pay Additional Royalty due under Paragraph 3 above, if Lessee in good faith disputes that it is in default hereunder, Lessee shall so notify Lessor in writing within 30 days after receiving the notice of default from Lessor and, in that event, the foregoing 30 day or 60-day period, as the case may be, shall begin on the date either (a) Lessor and Lessee resolve such dispute or (b) a final judicial determination is rendered with respect to the default hereunder as specified in Lessor’s notice to Lessee. In the event of a dispute, Lessee shall pay all amounts determined to be due and owing upon resolution of the dispute, or a final determination, as the case may be, with interest thereon at the then effective prime commercial lending rate per annum announced by Citibank from time to time, at its principal office in New York City. Termination by reason of default shall not relieve Lessee of (a) Lessee’s obligation to pay all sums or in kind deliveries due Lessor for coal mined prior to termination, (b) Lessee’s obligation to pay all other sums which are otherwise due Lessor, (c) any obligation which Lessee has incurred by reason of its activities on the property (by way of example and not limitation, the obligation to report and the obligation to reclaim) or (d) any additional obligation to Lessor by reason of Lessor’s default.

16. USE, DEVELOPMENT AND DISPOSITION OF CERTAIN MINERAL INTERESTS. The rights hereby granted to Lessee shall not include mining rights with respect to any seam of coal below the No. 6 seam of coal, coal bed methane, coal mine methane in old works, or oil or gas. Except as provided in recorded mineral leases entered into prior to the date of this Lease, Lessor agrees that any operations to remove coal bed methane, oil, gas or other mineral not herein leased to Lessee shall not interfere with the existing or contemplated coal mining operations of Lessee hereunder, and Lessee is hereby given the sole discretion to determine whether such operations interfere or will interfere with the coal mining operations of Lessee provided, however, that Lessor may develop without restriction, coal bed methane production from coal seams below the No. 6 coal so long as (a) plastic, ceramic or other similar casing is used to facilitate mining through well sites and (b) any well site will be timely plugged if Lessee deems it necessary to mine through such site.

17. CHANGING BOUNDARIES. If a water-course constitutes a boundary of the Leased Premises, then any land contiguous to such boundary, which is at any time and from time to time acquired by Lessor by accretion or reliction, shall be included in the Leased Premises; likewise, any such land lost by Lessor by avulsion shall be excluded from the Leased Premises at such time.

18. EXPLORATION RIGHTS. Notwithstanding anything contained herein to the contrary, Lessee, prior to taking exclusive possession of the Leased Premises for its mining operations, shall have the right to enter into, upon, over, across and through the Leased Premises at any time, and from time to time, to examine, explore, prospect, drill, test and evaluate as it deems appropriate all of the Leased Premises for coal and substances mixed with the coal, using such persons, tools, machinery and equipment as Lessee may deem necessary or convenient for the purpose of determining whether such coal exists; provided, however, that prior to the movement of drilling equipment onto any of the Leased Premises, Lessor shall be notified of such exploration activities by Lessee; and, provided further, however, that upon completion of such exploration, all drill holes shall be plugged in accordance with applicable state and federal laws, rules and regulations.

In the event there are growing crops on the Leased Premises which are damaged or destroyed by Lessee’s exploration, drilling or other activities on the Leased Premises, Lessee shall pay the fair market value of such damaged crops to Lessor. In the event the parties hereto are unable to agree upon the value within 30 days of completion of exploration activities, each party shall select an appraiser and the two appraisers selected shall agree upon a fair value for such crops; provided, however, that in the event the two appraisers cannot so agree within 30 days after their selection, they shall select a third appraiser and the decision of the majority of the appraisers shall be binding upon both parties hereto.

19. IMPROVEMENTS. At such time as Lessee shall require all or a portion of the Leased Premises for its mining operations, Lessee shall have the right to remove or destroy any or all improvements situated thereon, at Lessee’s expense, whether constructed prior to or subsequent to the date of this Lease; provided, however, that any rail now located on the Leased Premises shall be returned to Lessor in substantially the same condition as it is on the Effective Date and further, that the maintenance shop, office, warehouse and any other existing structures, if used by Lessee, shall be returned to Lessor in substantially the same condition as found and any structure hereafter built on the Leased Premises shall be removed only if necessary for mining purposes or if requested by Lessor. Unless otherwise agreed to in writing by Lessor, all such improvements, including the maintenance shop, office and warehouse shall be insured by Lessee against fire and other hazards in an amount equal to their replacement value.

20. SURRENDER OF POSSESSION AND REMOVAL OF EQUIPMENT. At such times as Lessee has received the release of all bonds, security deposits and other funds or indemnity documents pertaining to the mining and reclamation of the Leased Premises then, within ninety (90) days following such release, Lessee shall surrender possession of the Leased Premises to Lessor. Lessee shall be permitted during the period of twelve (12) months following the termination or surrender of this Lease, or any part thereof, to remove any improvements, structures, fixtures, machinery, equipment and supplies or other property from the Leased Premises, or that portion of the Leased Premises, as the case may be.

21. CONDUCT AND SUSPENSION OF OPERATIONS. (a) Lessee shall conduct all operations in a workmanlike manner and shall not waste any coal or render any coal more difficult to mine unless required by prudent operation, taking into account Lessor’s interest in the entire Leased Premises.

(b) Suspension of actual mining operations by Lessee during the Primary Term shall be without prejudice to (i) its rights to resume operations on the Leased Premises, or (ii) any of the rights of Lessee to continue occupation and use of the Leased Premises in connection with its mining operations upon any other adjacent, neighboring or coterminous lands, or lands within the General Mining Area.

(c) In the event that Lessee decides to suspend or abandon mining, whether during or after the Primary Term, Lessee shall give prior written notice to Lessor not less than thirty (30) days prior to the effective date of suspension or abandonment. Lessee shall have, and agrees to assume the full cost and expense of, for no additional consideration, the duty to preserve and maintain the mine for an additional ninety (90) days from the effective date of suspension or abandonment, as may be reasonably necessary for the mine to remain a working mine, and otherwise, in compliance with all applicable federal, state and local laws, rules and regulations. The obligation to preserve and maintain the mining as provided in the preceding sentence shall terminate when both (i) all tons of coal have been mined from the Leased Premises pursuant to the Mine Plan and (ii) all royalties owed thereon, whether in kind or in cash, have been paid to Lessor.

22. PARTITION. In the event Lessor owns less than a fee simple absolute interest in the whole of the surface or coal estate of the Leased Premises, Lessor shall, at Lessee’s request, bring any partition or other suit deemed advisable by Lessee in order to secure all interest necessary or reasonably convenient for mining. Lessee shall pay the costs of said action, including attorney fees, court costs, abstracting and other expenses associated therewith. Lessor shall cooperate with Lessee in such action and will be available at reasonable times for consultations, appearance for depositions, appearance in court and other as may be necessary or convenient for the furtherance of said action. If Lessor purchases additional interests at a partition sale under this Paragraph 21, then such interests shall be subject to this Lease. Lessee is authorized to purchase the Leased Premises at a partition sale. If, as a result of a partition sale requested by Lessee, Lessor no longer holds any interest in any part of the Leased Premises, then this Lease shall terminate as to that part. If, as a result of a partition sale requested by Lessee, Lessor owns a fractional interest in either the coal or surface estate, then the lesser interest clause in Section 7 shall apply.

23. ASSIGNMENT. This Lease may be assigned by Lessor, in whole or in part. Lessee may not assign this Lease, or sublease any part of the Leased Premises, to any entity other than an affiliate without the written consent of Lessor, which consent shall not be unreasonably withheld and may be conditioned upon (a) demonstration of financial ability to perform by the proposed assignee, (b) a guarantee of the assignee’s performance by Lessee, (c) other reasonable conditions which protect the interests of Lessor or (d) any combination of (a) (b) and (c).

Lessee may assign this lease to an affiliate without the consent of Lessor; provided, however, in the event of such assignment to an affiliate, Lessee shall remain jointly and severally liable for all of the obligations contained herein notwithstanding such assignment. An affiliate is defined as any entity which controls at least 50% of beneficial interest of Lessee (“Controlling Entity”) or any entity the beneficial interest of which is at least 50% controlled by Lessee or a Controlling Entity.

24. INSURANCE. Lessee shall procure and maintain at its own cost and expense the following types of insurance coverage, written by an insurance company with a Best’s Guide Rating of at least A- or comparable from a similarly recognized rating agency:

Worker’s Compensation insurance to satisfy statutory requirements of the laws of the state or governmental authority under which the work is performed. The policy shall be endorsed to include coverage under the Federal Coal Mine Health and Safety Act, as amended.

Employer’s Liability Insurance covering the common law liability of an employer to an employee with limits of not less than Five Million Dollars ($5,000,000) for bodily injury by accident and by disease;

Commercial General Liability insurance for bodily injury and property damage written with a combined single limit of not less than Twenty Five Million Dollars ($25,000,000.00) per occurrence. Coverage shall include but not be limited to premises, independent contractors, products and completed operations, contractual liability, underground resources and pollution liability. The applicable insurance policy exclusions for collapse, explosion and underground hazards shall be deleted [XCU coverage]. The policy shall not contain a mining limitations endorsement.

Automobile Liability Insurance for bodily injury and property damage for all owned, non-owned and hired vehicles to satisfy the law where the vehicle is being operated or with combined limits of not less than U.S. Five Million Dollars ($5,000,000) per accident, whichever is greater.

Lessee may satisfy the insurance requirements of this Lease with any combination of primary and umbrella/excess insurance policies.

All of Lessee’s liability insurance policies shall be written on an occurrence-based policy form, and Lessor will be named as an additional insured on all of Lessee’s liability insurance policies. The insurance shall contain a waiver of subrogation in favor of Lessor and provision for a 30-day notice of cancellation or material change to Lessor. Lessee shall provide Lessor with certificates to evidence all insurance required hereunder on or before the Effective Date of the Lease and not later than 10 days prior to the expiration of any insurance policy.

The requirements in this Insurance Section are separate and distinct from any other obligations of Lessee under this Lease.

25. LESSEE PROPERTY. Lessee assumes the risk of loss for all Lessee owned, leased or used personal property, equipment, improvements, stock, inventory located on or at the Leased Premises. Lessee will maintain property insurance consistent with common, prudent industry practice, with coverage written in the manner in which Lessee customarily insures comparable property risks. Lessee, on behalf of itself and its respective insurers, hereby waives rights of subrogation against Lessor.

26. SHORT FORM. Lessor and Lessee agree to execute, acknowledge and deliver a short form or memorandum of this Lease and to record the short form or memorandum in the counties where the Leased Premises are located.

27. GOVERNING LAW. This Lease shall be construed in accordance with and governed by the laws of the Commonwealth of Kentucky.

28. MISCELLANEOUS. This Lease and all of its terms, covenants and conditions shall be binding upon and inure to the benefit of the parties hereto and upon their respective heirs, executors, administrators, successors and assigns. As used in this instrument, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. Unless otherwise designated, any party other than Lessee who signs this Lease shall be deemed a Lessor whether or not so named herein, and Lessor does hereby surrender and release any rights of dower and homestead insofar as the same affect the Leased Premises. Should any portion of this Lease be declared invalid and unenforceable, then such portion shall be deemed to be severed from this Lease and shall not affect the remainder thereof. Section headings are for convenience only and shall not be deemed to constitute or affect any provision hereof. This Lease may be executed in one or more counterparts and all of such counterparts shall constitute but one and the same instrument.

WITNESS the due execution of this Lease by the parties hereto as of the date first above written.

ALCOA FUELS, INC:

By:	/s/ G. Royce Haws
G. Royce Haws, President
Alcoa Inc., Attorney in Fact

ARMSTRONG COAL COMPANY, INC.

By:	/s/ Kenneth E. Allen
Kenneth Allen, Vice President — Operations

STATE OF Indian	)
) SS:
COUNTY OF Warrick	)

I, Ruth A. Carrell, a Notary Public in and for said County and State, do hereby certify that G. Royce Haws, personally known to me to be the same person whose name is subscribed to the foregoing instrument as President of ALCOA FUELS, INC., an Indiana Corporation, Alcoa Inc., Attorney in Fact, appeared before me this day in person and acknowledged that he, being thereunto authorized, signed, and delivered the said instrument as his free and voluntary act of said company and as his free and voluntary act as such officer thereof.

Given under my hand and Notarial Seal this 28th day of October, 2010.

/s/ Ruth A. Carrell
Notary Public

My Commission Expires:	County of Residence:

July 19, 2017	Warrick

STATE OF KENTUCKY	)
) SS:
COUNTY OF HENDERSON	)

I, John H. Henderson, a Notary Public in and for said County and State, do hereby certify that Kenneth Allen, personally known to me to be the same person whose name is subscribed to the foregoing instrument as Vice President — Operations, of Armstrong Coal, Inc., appeared before me this day in person and acknowledged that he, being thereunto authorized, signed, and delivered the said instrument as his free and voluntary act of said company and as his free and voluntary act as such officer thereof.

Given under my hand and Notarial Seal this 27th day of October, 2010.

/s/ John H. Henderson
Notary Public

My Commission Expires:	County of Residence:

8-13-2012	Henderson

Exhibit A

Leased Premises

All coal tracts, coal mining rights, and surface rights relating to mining bounded as follows:

On the southwest by a line running from a point at the intersection of Kentucky Highway 132 and the Williams-Clay Road (also known as the Williams Station Road), running northwestwardly along the Williams-Clay Road from the vicinity of the town of Clay to the community of Williams in Webster County, Kentucky, and thence from the community of Williams in a straight line to a point where Kentucky Highway 141 crosses a ditch approximately six-tenths (0.6) of a mile south of the community of Pride in Union County, Kentucky;

On the northwest by Kentucky Highway 141 and running northeastwardly along Kentucky Highway 141 to the intersection of Kentucky Highway 141 and Kentucky Highway 56;

On the north and northeast by Kentucky Highway 56, running eastwardly to the intersection of Kentucky Highway 56 and U. S. Highway 41-A;

On the east by U. S. Highway 41-A, running southwardly through the City of Dixon to the intersection of U. S. Highway 41-A and Kentucky Highway 1340 near Fairview Church;

On the south by Kentucky Highway 1340, running westwardly to the intersection of Kentucky Highway 1340 and Kentucky Highway 132 and running southwesterly to the intersection of Kentucky Highway 132 and the Williams-Clay Road (also known as William Station Road), the point of beginning;1,2 as shown on the maps attached hereto and including, but not limited to, the properties attached hereto as:

Exhibit A-1 Alcoa Coal Properties (Excluding Those Previously Sold By Alcoa And Re-Acquired From Lodestar);

Exhibit A-2 Alcoa Coal Properties (Previously Sold To And Re-Acquired From Lodestar); and,

Exhibit A-3 Alcoa Coal Properties (Acquired from Lodestar).

1	The USGS Topographic Maps have Kentucky Highway 132 and Kentucky Highway 1340 incorrectly reversed from Dixon and from Fairview Church on U.S. Highway 41-A, respectively, to their common intersection near Clay. See Dixon Quad – 1961; Providence Quad – 1954; and, Nebo Quad – 1954.
2	This description is not intended to imply any warranty of title.

EXHIBIT A-1

ALCOA COAL PROPERTIES

(EXCLUDING THOSE PREVIOUSLY SOLD BY ALCOA AND RE-ACQUIRED

FROM LODESTAR)

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
1	PR 7 (7) T. 2	Franklin, J. W.	72		48/135		116/226
							116/234

2	PR7(10)	Franklin, G. A.	47.4		48/118		116/226
							116/234

3	PR7(11) T.2 thru T.9	Kuykendall, J.F.	144.2		48/124		116/226
							116/234

4	PR7(34)(35)T.7	Moore, W. I.	76.5		48/103		116/226
					CDB 2/613		116/234

5	PR 10 (10)	Price, Ruth	47.5		109/28		116/226
							116/234

6	PR 10(14.1)	Virgin, Clore	39.5		125/126		116/226
							116/234

7	PR 10 (22)	Mitchell, G. H.	260.25		113/141		116/226
							116/234

8	PR 10 (25)	Shields, Georgia	81		113/149		116/226
							116/234

9	PR 10 (30) T. 1	Clark, H. Z.	194		115/94		116/226
							116/234

10	PR 10 (30), T. 2 & 3	Clark, H. Z.	68.05		115/94		116/226 116/234

11	PR 10 (32) T. 1, 2, 3, 4 & 5	Nall, James R., et al	8.33		113/419		116/226
			15				116/234
			100
			28.625
			25.06

12	PR 10 (36)	Mitchell, J. T.	141.75		114/118		116/226
					114/103		116/234

13	PR 10 (37) T. 1, 2 & 3	Grigg, Melvin	62		114/480		116/226
			73				116/234
			20.19

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
14	PR 10 (38) T. 1, 2, 3 & 4	Kelley, D. H.	64.1		114/278A		116/226
			4				116/234
			1.75
			3

15	PR 10 (39), T. 1	Haner, Myrtle, et al	72		115/10		116/226
							116/234

16	PR 10 (39), T. 2	Haner, Myrtle, et al	6.4		115/10		116/226
							116/234

17	PR 10 (40) T. 1	Freer, Lilly White, et al	60 less		115/6		116/226
			34.3				116/234

18	PR 10 (40) T. 2	Freer, Lilly White, et al	35.7		115/6		116/226
							116/234

19	PR 10 (40) T.3)	Freer, Lilly White, et al	55		115/6		116/226
							116/234

20	PR 10 (41)	Shields, H. L.	19.83		115/564		116/226
							116/234

21	PR 10 (42)	Lynn, Omer	27		115/538		116/226
							116/234

22	PR 10 (43)	Shields, H. L.	65.81		115/558		116/226
							116/234

23	PR 10 (44)	Simonds, Effie, et al	101.7		115/548		116/226
					115/559		116/234
					115/562

24	PR 10 (46) T. 2, 3, 4 & 5	Unknown	22.25		unkn		116/226
			14.25				116/234
			4.5
			9

25	PR 10 (47), T. 1, T. 2 & T. 3	Potts, J. H. — partial interest (See SRW 113)	55		115/539		116/226
			52				116/234
			21.75

26	PR 10 (49)	Clark, H. Z.	109		115/92		116/226
							116/234

27	PR 10 (50)	Hill, C.	144.88		116/53		116/226
							116/234

28	PR 10 (51) T. 1C	White, T. C.	16.75		116/56		116/226
							116/234

29	PR 10 (51) T.2a, 2b, 2c & 2d	White, T. C.	111.75		116/56		116/226
							116/234

30	PR 10 (51) T. 2e & 2f	White, T. C.	23.25		116/56		116/226
							116/234

31	PR 10 (53), T. 3 & 3A	Kelley, D. H.	34		115/47		116/226
							116/234

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
32	PR 11 (33)	Timmons, Nola, et al	50	145/273		160/150
						160/164

33	PR 11 (34)	Townsend, J. Roy, et ux	71.98	145/275		160/150
						160/164

34	PR 11 (37)	Hearin, Ellis L.	31.1	145/459		160/150
						160/164

35	PR 11 (57) T. 1	Woodward/Carney/-Hammack	140.17	148/73		160/150
				148/32		160/164
				148/75

36	PR 11 (58)	See PR 11 (31)				160/150
						160/164

37	SRU 29, T. 1 & T. 2	Williams, E. O., et al	121.7	182/547		220/489
				181/593		220/498
				181/489

38	SRU 39, T. 1	Willett, Eldon	60	177/158		220/489
						220/498

39	SRU 39, T. 2 & 4	Willett, Eldon	55.12	177/158		220/489
						220/498

40	SRU 39, T. 3	Willett, Eldon	19.89	177/158		220/489
						220/498

41	SRU 39, T. 5	Willett, Eldon	45	177/158		220/489
						220/498

42	SRU 39, T. 6	Willett, Eldon	15	177/158		220/489
						220/498

43	SRU 39, T. 7	Alcoa	21	177/158		220/489
						220/498

44	SRU 41, T. 1 & T. 2	Baker, Joe L., et al	46	181/487		220/489
						220/498
						260/298

45	SRU 42, T. 1, T. 2 & T. 3	Moffit, James W.	143.5	177/190		220/489
				177/185		220/498

46	SRU 43	Baker, Joe L. et al	88.25	181/501,		220/489
				181/494,		220/498
				182/109,
				182/371,
				182/368 &
				181/491

47	SRU 51	Jenkins, Lee	112.5	175/209		220/489
						220/498

48	SRU 52	See SRU 57

49	SRU 53	Jenkins, Landon, et al	78	175/350		220/489
						220/498

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
50	SRU 57 & SRU 52	Hill, Charles N., et al (1/2 int. in 174 ac) (Also See SRU 52)	169	177/646 178/10		220/489 220/498
				175/174
				178/13
				178/4
				178/7
				178/1
				177/643
				177/640
				177/201

51	SRU 60	Jenkins, Landon, et al	132.8	183/471		220/489
				183/469		220/498
				199/421		220/512
				199/360		220/513
				199/358		220/514
				199/356		220/515
				200/38		220/516
				199/422		220/517
				183/475		220/518
				200/233

52	SRU 67	Wells, Walter	51	177/204		220/489
						220/498

53	SRU 68, T. 1 & T. 2	Horne, John H.	71.25	177/247		220/489
				177/243		220/498

54	SRU/SRW 74	Grisham/Baker (Also See SRW 74)	88.5	181/497		220/489
				185/131		220/498

55	SRU 93	Gibson, L. D., et ux	50.625	177/508		220/489
				177/511		220/498

56	SRU 95	Brown, W. H.	29.8	183/148		220/489
						220/498

57	SRU 96, T. 1 & T. 2	Kelley, C. E.	107.85	177/258		220/489
						220/498

58	SRU 97, T. 1 thru T. 5	Shelton, Ruth E.	200.05	177/250	130/337	220/489	169/366
						220/498

59	SRU 99, T. 1, T. 2	Evans, Joe	28.87	175/222		220/489
			24			220/498

60	SRU 100, T. 1, T. 2, T. 3, T. 4, T. 5, T. 6, & T. 7	Russell, Mrs. Ossie	12.64 9.76	182/64		220/489 220/498
			10.81
			7.26
			8.76 7.76
			7.26

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
61	SRU 101, T. 1	Russell, Dorris	28.71	175/285		220/489
						220/498

62	SRU 101, T. 2	Russell, Dorris	48.1	175/285		220/489
						220/498

63	SRU 101, T. 3 & T. 4	Russell, Dorris	42.69	175/285		220/489
						220/498

64	SRU 105	Ponder, Lanie M., et al	41.4	190/183		220/489
				190/185		220/498
				190/181		220/508
				187/56
				194/499

65	SRU 109	Whitledge, R. M.	191	175/293		220/489
						220/498

66	SRU 110 (240), T. 1 thru T. 4	Householder, Inez, et al	207-7/8	175/413		220/489
				175/422		220/498
				175/416
				175/419

67	SRU 111	Blue, Clifton Eugene -partial interest (SRW 114)	89.75	175/288		220/489 220/498

68	SRU/SRW 112	Powell, Rowland (Also see SRW 112)	69.23	183/91		220/489
						220/498

69	SRU 133	O’Neal, Essel	104	182/229		220/489
				180/480		220/498

70	SRU 137	Stull, Lula Villines, et al	128	179/436		220/489
				178/179		220/498

71	SRU 138	Springer, Maurice	91.12	182/386		220/489
						220/498

72	SRU 139, T. 1, T. 2 & T. 3	Powell, Jess	67	182/394		220/489
			2.5			220/498
			13.06

73	SRU 146 & SRU 186	Baker, Raymond K, et al	129.5	162/103		220/489
				196/103		220/498
				196/105		220/509
						220/510

74	SRU 148, T. 1, T. 2 & T. 3	Collins, Robert B., et al	61.24	182/390		220/489
			43.37	183/144		220/498
			46.25	183/151

75	SRU 154	Heddens, Virginia, et al	139.14	178/26		220/489
				178/29		220/498
				178/32
				178/35
				178/38
				178/41

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
76	SRU 157, T. 1 thru T. 16	Irwin, Ora Lee, et al	537.87 ac	178/238		220/489
			& 58	178/278		220/498
			poles	178/230
				178/234
				178/242
				178/226

77	SRU 159	Page, Charlie, et al	121.75	194/470		220/489
				182/521		220/498
				182/531		220/507
				182/529
				182/523
				182/525
				182/527
				185/72

78	SRU 164, T. 1 & 2	Baker, Rufus K., Jr.	52.2	185/127		220/489
						220/498

79	SRU 165	Freer, Lilly White, et al	5.5	161/247		220/489
						220/498

80	SRU 168	Carrier, R.	13.8	183/67		220/489
				185/74		220/498

81	SRU 169	Oglesby, Loralee	43.1	182/67		220/489
				183/297		220/498

82	SRU 186	See SRU 146

83	SRU 204 & SRU 205, T. 1	Shelton, Roy, et al; Matthews, Dora E.	32.2	177/527		220/489
				177/516		220/498

84	SRU 204 & SRU 205, T. 2	Shelton, Roy, et al; Matthews, Dora E.	25	177/527		220/489
				177/516		220/498

85	SRU 206 & SRU 207	Stull, Lula Villines, et al	141	183/324		220/489
				183/327		220/498
				184/242

86	SRU/SRW 218	Todd, R. M.	214.5	185/350		220/489
						220/498

87	SRU 222	Baker, Joe E., et ux	15	185/43		220/489
						220/498

88	SRU 223, T.1 & T. 2	Willett, Eldon, et al	63.06	190/35		220/489
			62	190/163		220/498

89	SRU 226, T. 1 & 2	Townsend, Stella, et al	14.75	184/474		220/489
				184/471		220/498

90	SRU 232, T. 1, T. 2, T. 3, T. 4, T. 5	Hill, Essie	7.99	179/259		220/489
			12.45			220/498
			9.75
			10.5
			1.8

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
91	SRU 236	Waller, Lyle B.	10	161/104		220/489
220/498

92	SRU 248, T. 1 & T. 2	Russell, Morris	157.35	162/587		220/489
				194/91		220/498

93	SRU 265, T. 1	Watson, Ida, et al (1/2 int. in 83.75 ac.)	321.08	190/75		220/489
				174/152		220/498
				174/285		220/502
				194/8		220/503
				193/539		220/504
				193/536		220/505
193/538

94	SRU 266	Franklin, Inez, et al	99	190/104		220/489
220/498

95	SRU/SRW 274	See SRW 274

96	SRU 289	Rakestraw, Tony, et al	100	190/167		220/489
220/498

97	SRU 314	Shelton, William R., et al (5/6 int.)	60	185/23	162/376	220/489	169/545
				185/25	162/434	220/498	169/544
				189/308		220/519
				189/304		220/520
				211/648		220/521
				211/646		220/522
				212/276		220/523
				212/437		220/524
				212/301		220/525
				212/610		220/526
				212/612		220/617
				213/96		220/618
214/395

98	SRU 315	Quinn, Wm., et al	48.875	183/452		220/489
				183/450		220/498

99	SRU 320	Oakley/Jenkins	67.5	185/382		220/489
				215/483		220/498
220/525

100	SRW 61, T. 1 & T. 2	Ware, Sibbie R.	82		133/226		169/366
169/376

101	SRW 62, T. 1-T. 3	Ware, Sam P.	115		133/55		169/366
					133/462		169/376

102	SRW 63, T. 1 & T. 2	Gibson, Cordie, et al	45.75		130/183		169/366
169/376

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
103	SRW 64	Taylor, Everett	231.75		130/188		169/366
					130/186		169/376

104	SRW 65, T. 1, T. 2, & T. 4	Gibson, Cordie, et al	50		128/76		169/366
			114.5		128/73		169/376
			60

105	SRW 66 and 130	Tapp, Helburn, et al (1/5 int. T. 2 & 4/5 int. in T. 3)	216.3	178/176	130/241	220/489 220/498	169/366 169/376

106	SRW 69, T. 2 (there are duplicate T. 2s, but diff. Acreage	Householder, Ida, et al Jenkins, Roscoe	13.83	175/326	128/107	220/489 220/498	169/366
				183/322	135/90		169/376

107	SRW 69, T. 2	Householder, Ida, et al Jenkins, Roscoe	75.25	175/326 183/322	128/107 135/90	220/489 220/498	169/366 169/376

108	SRW 70, T. 1, T. 2	Fraser, Lonnie, et al	30		128/594		169/366
			52.75		128/591		169/376
					128/589

109	SRW 71, T. 1 through T. 5	Martin, Arthur A., et al	77		134/453		169/366
					134/450		169/376

110	SRW 72	Leslie, J. B.	74		130/340		169/366
							169/376

111	SRW 73, T. 1 thru — T. 3	Hicks, Ollie Belle	82		133/231		169/366
					133/376		169/376
					134/244

112	SRW/SRU 74, T. 1, T. 2, T. 3, T. 4	Grisham, Beulah, et al	17		133/147		169/366
			21.75		135/303		169/376
			24
			25

113	SRW 75	Gardner/White/Alcoa (1/9)	188		130/190		169/366
							169/376

114	SRW 75, T. 2B	Gardner, W. F., et ux	41		130/190		169/366
							169/376

115	SRW 75, T. 2C	Gardner, W. F. et ux	86.5		130/190		169/366
							169/376

116	SRW 76, T. 1 & T. 2	Wilson, Odis, et ux	130.25		130/349		169/366
							169/376

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
117	SRW 77	Mooney, Calvin C.	194.5		130/166		169/366
							169/376

118	SRW 78	Hill, Norman, et ux	139.5		133/52		169/366
					133/459		169/376

119	SRW 79, T. 1, T. 2, T. 3, T. 4, T. 5 & T. 6	Baker/Clements	30 30		135/336 147/471		169/366 169/376
			30		198/192
			11.6
			6
			16

120	SRW 80, T. 1 & T. 2	Woodring, Etta, et al	91.6		130/362		169/366
					130/358		169/376
					130/360

121	SRW 80, T. 2	Woodring, Etta, et al	75		130/362		169/366
					130/358		169/376
					130/360

122	SRW 81, T. 1, T. 2 & T. 3	Franklin, Noah	220.29		133/223		169/366
					134/13		169/376

123	SRW 97	Shelton, Ruth	200.05	177/250	130/337	220/489	169/366
						220/498	169/376

124	SRW 99, T. 2	Evans, Joe	24		unknown		169/366
							169/376

125	SRW 102, T. A, B, C & D	Gibson, Tom, et al	93		133/276		169/366
							169/376

126	SRW 103, T. 1	Asher, E. M.	38.6		130/592		169/366
							169/376

127	SRW 103, T. 2	Asher, E. M.	20		130/592		169/366
							169/376

128	SRW 103, T. 3 & T. 6	Asher, E. M. et al — partial int. (See SRW 107)	78.5		130/592 130/585		169/366 169/376
					130/590

129	SRW 104	Shoulders, George, et ux	143.51		128/128		169/366
					128/124		169/376
					128/126

130	SRW 106	Caldwell, A. W., et ux	Approx.		133/47		169/366
			100 and		133/510		169/376
			80.71

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
131	SRW 107, T. 1	Asher, J. H., et al (See SRW 103)	60		130/585		169/366
					130/590		169/376

132	SRW 107, T. 2	Asher, J. H., et al (See SRW 103)	43		130/585		169/366
					130/590		169/376

133	SRW 107. T. 3	Asher, J. H., et al (See SRW 103)	22.72		130/585		169/366
					130/590		169/376

134	SRW 107, T. 4 & 5	Asher, J. H., et al (See SRW 103)	60		130/585		169/366
					130/590		169/376

135	SRW 111 & SRW 114	Householder/Blue — partial interest	195.75		130/370		169/366
							169/376

136	SRW 112	Powell, Roland	69.23		133/229		169/366
					183/91		169/376

137	SRW 113, T. 1	Potts, John H. — partial int. (See PR 10 (47) T. 1)	55		130/366		169/366 169/376

138	SRW 113, T. 2	Potts, John, et al — partial int. (See PR 10 (47) T. 2)	52		130/366		169/366 169/376

139	SRW 114	See SRW 111

140	SRW 115, T. 1, T. 2, T. 3, T. 4, T. 5	Duncan, Starling R., et ux	31.4		133/224		169/366
			20		134/241		169/376
			31
			38
			94.8

141	SRW 116, T. 1 & T. 2	Watson, Glen, et ux	84		133/273		169/366
							169/376

142	SRW 117, T. 26	Clark, Clarky, et al	45	191/334,	139/430	220/489	169/366
				191/348	138/183	220/498	169/376
				191/363	139/411
					139/408
					138/115
					144/89
					144/9
					144/91

143	SRW 118, T. 1 thru 4	Swain, Thomas, et ux		67.72	124/474		169/366
							169/376

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
144	SRW 118, T. 5	Swain, Thomas, et ux	28.75		124/474		169/366
							169/376

145	SRW 118, T. 6	Swain, Thomas, et ux	32.75		124/474		169/366
							169/376

146	SRW 120, T. 1 & T. 2	Duncan, Edna, et al	Approx.		133/337		169/366
			50 & 191				169/376

147	SRW 121	Tapp, F. A.	104		129/450		169/366
							169/376

148	SRW 122, T. 1	Watson, Addie, et al	84 less 1-		128/332		169/366
			1/2		128/329		169/376
					128/338
					128/335

149	SRW 122, T. 2	Watson, Addie, et al	50		128/332		169/366
					128/329		169/376
					128/338
					128/335

150	SRW 122, T. 3	Watson, Addie, et al	11 (-) 1/2		128/332		169/366
					128/329		169/376
					128/338
					128/335

151	SRW 122, T. 4	Watson, Addie, et al	21		128/332		169/366
					128/329		169/376
					128/338
					128/335

152	SRW 123, T. 1 & T. 2	Shelton, Paul Truitt; Clark, Jimmy C., et ux	50 51		130/395 130/400		169/366 169/376

153	SRW 125, T. 1	Asher, Stella, et al	28.73		128/399		169/366
							169/376

154	SRW 125, T. 2	Asher, Stella, et al	45		128/399		169/366
							169/376

155	SRW 125, T. 3 & T. 4	Asher, Stella, et al	140		128/399		169/366
							169/376

156	SRW 125, T. 5	Asher, Stella, et al	25		128/399		169/366
							169/376

157	SRW 125, T. 6	Asher, Stella, et al	63.5		128/399		169/366
							169/376

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
158	SRW 126	McLeod, Elvan, et ux; Willard, Mary Lillian	311.03		131/98 131/101		169/366 169/376

159	SRW 127, T. 1	Rayburn, Joseph, et ux	108.97		128/39		169/366
							169/376

160	SRW 128, T. 1	Whitledge, Chester, et ux	50		128/42		169/366
							169/376

161	SRW 129	Crook, T. M., et al; Crook, George T., et ux	263		130/577 141/414		169/366 169/376
							169/448

162	SRW 130 & SRW 66	See SRW 66

163	SRW 131, T. 1	Clark, Clarky, et al	70		139/430		169/366
					139/411		169/376

164	SRW 131, T. 2	Clark, Clarky, et al	139.73		139/430		169/366
					139/411		169/376

165	SRW 131, T. 3	Clark, Clarky, et al	3.56		139/430		169/366
					139/411		169/376

166	SRW 131, T. 4	Clark, Clarky, et al	60		139/430		169/366
					139/411		169/376

167	SRW 131, T. 5	Clark, Clarky, et al	197.25		139/430		169/366
					139/411		169/376

168	SRW 131, T. 6	Clark, Clarky, et al	113.88		139/430		169/366
					139/411		169/376

169	SRW 131, T. 7, T. 8 & T. 9	Clark, Clarky, et al	69		139/430		169/366
					139/411		169/376

170	SRW 131, T. 11	Clark, Clarky, et al	25		139/430		169/366
					139/411		169/376

171	SRW 131, T. 12	Clark, Clarky, et al	25		139/430		169/366
					139/411		169/376

172	SRW 131, T. 13	Clark, Clarky, et al	66		139/430		169/366
					139/411		169/376

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item				UNION	WEBSTER	UNION	WEBSTER
No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	DB/P	DB/P	DB/P	DB/P
173	SRW 131, T. 14	Clark, Clarky, et al	46.5		139/430		169/366
					139/411		169/376

174	SRW 131, T. 15	Clark, Clarky, et al	22		139/430		169/366
					139/411		169/376

175	SRW 131, T. 16	Clark, Clarky, et al	95.75		139/430		169/366
					139/411		169/376

176	SRW 131, T. 17	Clark, Clarky, et al	37.25		139/430		169/366
					139/411		169/376

177	SRW 131, T. 22	Clark, Clarky, et al (1/4 int.)	22		139/430		169/366
					139/411		169/376

178	SRW 131, T. 23	Clark, Clarky, et al (1/4 int.)	10.5		139/430		169/366
					139/411		169/376

179	SRW 131, T. 24	Clark, Clarky, et al (1/4 int.)	30.75		139/430		169/366
					139/411		169/376

180	SRW 131, T. 25	Clark, Clarky, et al (1/2 int.)	63.25		139/430		169/366
					139/411		169/376

181	SRW 131, T. 26	See SRW 117, T. 26

182	SRW 132, T. 1 & T. 2	Riggs, Mary, et al	120		134/5		169/366
							169/376

183	SRW 135, T. 1 & T. 2	Clark, Carville, et al	126.5		133/217		169/366
			17.67				169/376

184	SRW 140, T. 1	Clark, Choice, Sr., et al	50		133/520		169/366
					133/518		169/376

185	SRW 140, T. 2 thru T. 4	Clark, Choice, Sr., et al; Clark,	140		133/520		169/366
		Choice, Jr., et ux			133/518		169/376

186	SRW 141	Whitledge/Rich	35		135/240		169/366
					&		169/376
					135/243

187	SRW 142	Combs, Hardy, et ux	75		130/477		169/366
							169/376

188	SRW 143, T. 1	Duncan, Choice	115.25		130/352		169/366
							169/376

189	SRW 143, T. 4	Duncan, Choice	34.25		130/352		169/366
							169/376

190	SRW 147 and SRW 152, T. 1, T.	Clark/Gibson	217		135/24		169/366
	2A & T. 2B				135/22		169/376

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item				UNION	WEBSTER	UNION	WEBSTER
No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	DB/P	DB/P	DB/P	DB/P
191	SRW 149 and SRW 200, T. 1	Watson, Bettie, et al	213.96		128/214		169/366
	thru T. 3				128/220		169/376
					134/5
					133/217

192	SRW 150	Holeman, Georgie Nancy,	184	183/315	134/425	220/489	169/366
		et al (1/2 int.)				220/498	169/376

193	SRW 151, T. 1-A, 1-B, & 2	Polley, Wayne, et ux	170.5		133/528		169/366
							169/376

194	SRW 152	See SRW 147

195	SRW 153, T. 1	Watson, Glen, et ux	49.65		130/602		169/366
					130/598		169/376

196	SRW 153, T. 2	Watson, Glen, et ux	300		130/602		169/366
					130/598		169/376

197	SRW 153, T. 3	Watson, Glen, et ux	15.4		130/602		169/366
					130/598		169/376

198	SRW 153, T. 4	Watson, Glen, et ux	50		130/602		169/366
					130/598		169/376

199	SRW 153, T. 6	Watson, Glen, et ux	50		130/602		169/366
					130/598		169/376

200	SRW 153, T. 7 & 8	Watson, Glen, et ux	37.1		130/602		169/366
					130/598		169/376

201	SRW 153, T. 9	Watson, Glen, et ux (1/2 int.)	50		130/602		169/366
					130/598		169/376

202	SRW 153, T. 10	Watson, Glen, et ux (1/2 int.)	50		130/602		169/366
					130/598		169/376

203	SRW 153, T. 11	Watson, Glen, et ux (1/2 int.)	98.5		130/602		169/366
					130/598		169/376

204	SRW 155		50				Unknown

205	SRW 167, T. 1 & T. 2	Todd, Everett, et ux	58		133/531		169/366
			73.5				169/376

206	SRW 170	Mooney, Claude	49.25		133/525		169/366
							169/376

207	SRW 172	Springer, Lyhue	34		131/439		169/366
					131/441		169/376

208	SRW 173, T 1 & 2	Taylor, A. N.	136.7		135/359		169/366
							169/376

209	SRW 175, T. 1	Ramsey, C. L., et ux	101.5		128/62		169/366
							169/376

210	SRW 175, T. 2	Ramsey, C. L., et ux	102		128/62		169/366
							169/376

211	SRW 175, T. 5	Ramsey, C. L., et ux	125.25		128/62		169/366
							169/376

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item				UNION	WEBSTER	UNION	WEBSTER
No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	DB/P	DB/P	DB/P	DB/P
212	SRW 175, T. 6	Ramsey, C. L., et ux	30		128/62		169/366
							169/376

213	SRW 175, T. 7	Ramsey, C. L., et ux	88.21		128/62		169/366
							169/376

214	SRW 175, T. 8	Ramsey, C. L., et ux	40.38		128/62		169/366
							169/376

215	SRW 176, T. ?, T. 4 & T. 5	Leslie, Fred, et al	178		134/43		169/366
			25		134/41		169/376
			25

216	SRW 177, T. 1	Branson, E. C., et al	60.14		131/207		169/366
					131/205		169/376

217	SRW 177, T. 2 thru T. 11	Branson, E. C., et al (1/2 int. 17	128.28		131/207		169/366
		ac./ 1/2 int. 71.69 ac.)			131/205		169/376

218	SRW 178, T. 3	Branson, E. C., et al	115		131/217		169/366
		(1/2 int. 76.69 ac.)			131/214		169/376
					131/212

219	SRW 179, T. 1, T. 2, T. 3, T. 4	Branson, Buford, C., et al	2		131/296		169/366
	& T. 5		48		131/299		169/376
			33.5
			49
			5

220	SRW 180, T. 1, T. 4 & T. 5	Jones, Asher	Approx.		131/91		169/366
			25				169/376
			18
			50

221	SRW 181	Duncan, Stargle Ray	60.14		128/210		169/366
							169/376

222	SRW 182, T. 1	Shelton, Rosa B., et al	60.14		135/348		169/366
		(5/6 int. in 5 ac.)			135/345		169/376
					135/350

223	SRW 183	Leslie, Raymond, et al	199.65		128/252		169/366
					128/255		169/376
					128/257
					128/259
					128/261

224	SRW 183, T. 1	Leslie, Raymond, et al	71		128/259		169/366
					128/255		169/376
					128/252
					128/257
					128/261

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item				UNION	WEBSTER	UNION	WEBSTER
No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	DB/P	DB/P	DB/P	DB/P
225	SRW 183, T. 10	Leslie, Raymond, et al	32.1		128/252		169/366
					128/255		169/376
					128/257
					128/259
					128/261

226	SRW 184, T. 2	Branson, Buford, C., et al	54		128/586		169/366
					129/195		169/376
					135/527
					135/530

227	SRW 188, T. 1, T. 2, T. 3, T. 4	Melton, Rankin, et al	40		136/349		169/366
			40		155/279		169/376
			40		157/372		169/483
			62		157/374

228	SRW 189	Taylor, Inez, et al	96.7		139/403		169/366
					139/512		169/376
					138/547
					139/465

229	SRW 190	Mooney, S. D.	76.5		129/215		169/366
							169/376

230	SRW 191, T. 1 & T. 2	Mooney, Lloyd, et ux	119		135/362		169/366
			40				169/376

231	SRW 192, T. 1A, T. 1-B & T. 2	Brogan, Delmar	110		137/464		169/366
							169/376

232	SRW 193, T. 1 thru T. 6	Taylor, E. A.	163.775		134/46		169/366
							169/376

233	SRW 194, T. 1 thru T. 3 (See	Clark, Peachie, et al	143.67		134/39		169/366
	SRW 201)						169/376

234	SRW 195, T. 1	Winters/Ramsey (See SRW 262)	45		131/416		169/366
							169/376

235	SRW 195, T. 2	Williams/Alcoa	38		131/412		169/366
		(partial interest)					169/376

236	SRW 195, T. 3	Branson/Melton/	42		131/412		169/366
		Alcoa (1/4 int.)					169/376

237	SRW 195, T. 4	Melton, et al	90		131/412		169/366
							169/376

238	SRW 195, T. 5	Melton, et al	14		131/412		169/366
							169/376

239	SRW 197, T. 1 & T. 2	Grayson, Chester, et al	85.25		134/27		169/366
							169/376

240	SRW 198	Abell, Hattie	111.5		134/36		169/366
					re-		169/376
					recorded
					135/353

				ORIGINAL		ALCOA
				RECORDING		RECORDING
				INFORMATION		INFORMATION
Item				UNION	WEBSTER	UNION	WEBSTER
No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	DB/P	DB/P	DB/P	DB/P
241	SRW 200 and SRW 149	See SRW 149

242	SRW 201, T. 1	Watson, Roy, et al -1/2 int. in	60		136/333		169/366
		20.5 ac. (See SRW 194))			136/340		169/376
					133/367

243	SRW 201, T. 2	Watson, Roy, et al (partial int.)	50		136/333		169/366
					136/340		169/376
					133/367

244	SRW 201, T. 5	Watson, Roy, et al	31.53		136/333		169/366
					136/340		169/376
					133/367

245	SRW 213, T. 1, T. 2, T. 3, T.	Whitledge, Elmon	92.95		117/372		169/366
	4, T. 5		32.6		149/232		169/376
			24.2				169/481
			15.62
			19.2

246	SRW 214, T. 2A	Asher, Coleman	36.5		132/440		169/366
					132/443		169/376

247	SRW 214, T. 2B	Asher, Coleman	3		132/440		169/366
					132/443		169/376

248	SRW 214, T. 3	Asher, Coleman (2/5 int.)	23.5		132/440		169/366
					132/443		169/376

249	SRW 214, T.1	Asher, Coleman (1/2 int.)	50		132/440		169/366
					132/443		169/376

250	SRW 216, T. 1	Carnal, Arthur L.	86 less		128/387		169/366
			1.5				169/376

251	SRW 216, T. 2	Carnal, Arthur	30		128/387		169/366
							169/376

252	SRW 216, T. 3	Carnal, Arthur	8.23		128/387		169/366
							169/376

253	SRW 216, T. 4	Carnal, Arthur (partial int.)	10		128/387		169/366
							169/376

254	SRW 216, T. 5	Carnal, Arthur	53		128/387		169/366
							169/376

255	SRW 216, T. 6	Carnal, Arthur (1/2 int.)	100 less		128/387		169/366
			38.73				169/376

256	SRW 216, T. 7	Carnal, Arthur et ux	30		128/387		169/366
							169/376

257	SRW 216, T. 8	Carnal/Williams/Alcoa	14.28		128/387		169/366
							169/376

258	SRW 217, T. 1	Franklin, Boyd, et ux	140 less		128/222		169/366
			19				169/376

				ORIGINAL RECORDING INFORMATION		ALCOA RECORDING INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
259	SRW 218	Todd, R. M.	214.5	185/350	131/104	220/489	169/366
						220/498	169/376

260	SRW 231	Todd, Carville, et ux	75		130/610		169/366
							169/376

261	SRW 233	Arnold, Alloway	1.3		117/125		169/366
							169/376

262	SRW 235, T. 1	Oakley, Zeta	101.38		133/237		169/366
							169/376

263	SRW 238	Madden, E. G.	179.5		135/342		169/366
							169/376

264	SRW 239	Graham, Amie	30		117/388		169/366
					143/1		169/376
							169/456

265	SRW 241, T.1 & T.2	Liggett, Chester	100		135/301		169/366
							169/376

266	SRW 242, T. 1 thru T. 3	Carnal, Maudel, et al	82		137/471		169/366
			80.67		137/477		169/376
			110 less		137/480
			11		137/483
					137/474
					139/554

267	SRW 246, T. 1 & T. 2	Duncan, Ray L., et ux	140		136/479		169/366
							169/376

268	SRW 247, T. 1 & T. 2	Harris, Tom D., et al	59		139/527		169/366
					139/530		169/376
					188/197
					188/200

269	SRW 249	Newman, Melvin, et ux	96		136/477		169/366
							169/376

270	SRW 252, T. 1	Rayburn, Mack	82.6		139/540		169/366
							169/376

271	SRW 252, T. 2 A & B	Rayburn, Mack, et al	40		139/540		169/366
							169/376

272	SRW 252, T. 3	Alcoa — 1/2 int.	135		139/540		169/366
							169/376

273	SRW 252, T. 4	Rayburn, Mack, et al	9.08		139/540		169/366
							169/376

274	SRW 253, T. 1 & T. 2	Rayburn, Mack, et al	73.75		137/262		169/366
			3		137/265		169/376
					137/268

275	SRW 262, T. 1, T. 2, T. 3	Winters, Lester B.	115		131/416		169/366
		(Also see SRW 195)					169/376

				ORIGINAL RECORDING INFORMATION		ALCOA RECORDING INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
276	SRW 263, T. 1 & T. 2	Davis, Harry, et al	126.7		118/594		169/366
					142/512		169/376
					142/525		169/447
169/455

277	SRW 267, T. 1 thru T. 9	Bradley, Roy L, et al	122.5		118/648		169/366
					142/112		169/376
					142/118		169/449
					142/126		169/450
					142/134		169/451
169/451

278	SRW 268	Divine, Thurman, et al	40.125		119/185		169/366
					146/277		169/376
					146/283		169/465
					146/284		169/468
					146/285		169/469
					146/286		169/470
					146/287		169/471
					146/288		169/472
					146/290		169/473
					147/253		169/474
					148/98		169/475
					147/209		169/476
169/479
169/480

279	SRW 269, T. 1 thru T. 5	Duncan, Wynena S.,et al	148		119/187		169/366
					142/213		169/376
169/477

280	SRW 270, T. 1 & T. 2	Todd, William R., et al	100.63		119/249		169/366
			80		143/146		169/376
					143/149		169/457
					144/77		169/458
169/462

				ORIGINAL RECORDING INFORMATION		ALCOA RECORDING INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
281	SRW 274, T. 1, T. 2, T. 3 and T. 4	Mason, A. G., et al	30	176/502	129/450	220/604	169/531
			100	193/334	129/452	220/619	169/546
			9.5	197/299	146/305	220/615	169/542
			62	197/415	146/496	220/498	169/366
				197/281	147/314	220/501	169/539
				197/454	146/506	220/612	169/541
				197/307	147/202	220/614	169/540
					146/511	220/613	169/533
					146/471	220/606	169/535
					146/481	220/608	169/534
					146/476	220/607	169/536
					146/491	220/609	169/538
					146/501	220/611	169/532
					146/470	220/605	169/543
					147/471	220/616	169/537
					146/491	220/610

282	SRW 275, T. 1 & 2	Mooney, James D.	45		137/277		169/366
169/376

283	SRW 275, T. 3	Mooney, James D. (1/2 int.)	50		137/277		169/366
169/376

284	SRW 275, T. 4	Mooney, James D.	50		137/277		169/366
169/376

285	SRW 275, T. 5	Mooney, James D.	43-1/2		137/277		169/366
			less 9				169/376

286	SRW 275, T. 6	Mooney, James D.	58		137/277		169/366
169/376

287	SRW 276 (Lot 3) (Lot 4) (Lot 5) (Lot 6)	Householder, James W. /Alcoa	54	191/363	139/408	220/489	169/366
					139/411	220/498	169/376
					139/430		169/461
169/463
169/464

288	SRW 277	Ware, Sam, et ux	13.37		137/171		169/366
169/376

289	SRW 279, T. 1	Clark, C. B., et ux	18.62		137/271		169/366
169/376

290	SRW 279, T. 2	Clark, C. B., et ux	67		137/271		169/366
169/376

291	SRW 280, T. 1, T. 2, T. 3 & T. 4	Shelton, Ora M., et al	52.5		120/54		169/490
			15.5		146/135
27
18

292	SRW 281, T. 1 & T. 2	Shelton, C. P.	41.38		120/50		169/490
			20.25		146/135

				ORIGINAL RECORDING INFORMATION		ALCOA RECORDING INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
293	SRW 282, T. 1	Shelton, Ora M., et al	58.5		120/46		169/490
					146/135

294	SRW 283	Shelton, Ora, et al	47.61		120/52		169/490
					146/135

295	SRW 284, T. 1 & T. 2	Shelton, C. P.	53.5		120/48		169/490
			95.2		146/135

296	SRW 285, T. 1 thru T. 3	Mooney, S. D.	132.5		137/259		169/366
							169/376

297	SRW 286, T. 1	Ramsey, C. L., et ux	73.75		136/344		169/366
			less 8.9				169/376

298	SRW 290	Townsend, Weaver	29.13		122/583		169/366
					147/216		169/376

299	SRW 291	Winstead, Iley Brogan, et al	97.5		138/364		169/366
					138/357		169/376

300	SRW 292, T. 1, T. 2, T. 3	Ramsey, Chester, et al	188		136/405		169/366
					136/408		169/376

301	SRW 293	Brill, Jesse, et vir.	35		139/366		169/366
							169/376

302	SRW 295	Ramsey, Chester L., et al	25		136/347		169/366
					136/384		169/376

303	SRW 296, T. 4	Bumpus, Euyne, et al	70		138/103		169/366
					138/598		169/376

304	SRW 297, T. 2	Bumpus, Euyne Lorene, et al	25		138/598		169/366
					138/591		169/376

305	SRW 297, T. 3	Bumpus, Nealie	33.5		138/598		169/366
					138/591		169/376

306	SRW 297A	Bumpus, Nealie, et al	39.15		138/598		169/366
					138/591		169/376

307	SRW 298, T. 3	Bumpus, Euyne L., et al	60		138/106		169/366
					138/111		169/376

308	SRW 312	Rich, Joel C., et al	40		129/267		169/366
					142/482		69/376
					142/484		169/453
							169/454

309	SRW 313, T. 4 & T. 5	Woodward, Virgil	52		130/541		169/366
			10.8		161/569		169/276
							169/485
							169/486

310	SRW 314	See SRU 314

311	SRW 316, T. 1, T. 2 & T. 3	Rich, Frank, et al	13.23		134/282		169/366
			35		165/215		169/376
			30		165/211		169/487
							169/488

				ORIGINAL RECORDING INFORMATION		ALCOA RECORDING INFORMATION
Item No.	FILE NUMBER(S)	FILE NAME(S)	ACRES	UNION DB/P	WEBSTER DB/P	UNION DB/P	WEBSTER DB/P
312	SRW 317 & 318, T. 1 & T. ?	Duncan/Kostblade	Approx.		134/283		169/366
			25		143/373		169/376
			50				169/460

313	SRW 318, T. 1	Kostblade, George (1/2 int.)	77		134/285		169/366
					143/344		169/376
169/459

314	SRW 318, T. 2 thru T. 4	Kostbade, George, Sr., et ux	104		134/285		169/366
					143/344		169/376
169/459

315	SRW 319	Crowley, Henry, et ux	126.94		135/440		169/366
			less 1		165/798		169/376
169/489

316	SRW 321 & SRW 322	Mabry, Effie B., et vir	40		135/548		169/366
					146/279		169/376
					146/281		169/466
169/467

AND BEING the same property conveyed to Alcoa Properties, Inc. or Alcoa Fuels, Inc. as shown in the deed books and page numbers listed above in the column entitled “Alcoa Recording Information”.

Alcoa Properties, Inc., an Indiana corporation, changed its name on May 31, 1963, to Alcoa Fuels, Inc., an Indiana corporation, as shown in Corporation Book 2, page 516 in the Office of the Union County Clerk and in Miscellaneous Book 62, page 512, in the Webster County Clerk’s Office.

See also Quitclaim Deed of Conveyance between Alcoa Fuels, Inc. and Dyson Creek Coal Company, LLC, dated October 25, 2005, of record in Deed Book 320, at Page 560, in the Union County Clerk’s Office, and in Deed Book 258, at Page 483, in the Webster County Clerk’s Office.

See also Quitclaim Deed of Conveyance between Dyson Creek Coal Company, LLC, and Alcoa Fuels, Inc., dated July 23, 2009, of record in Deed Book 336, at Page 157, in the Union County Clerk’s Office, and in Deed Book 272, at Page 398, in the Webster County Clerk’s Office.

EXHIBIT A-2

ALCOA COAL PROPERTIES

(PREVIOUSLY SOLD TO AND RE-ACQUIRED FROM LODESTAR)

			ORIGINAL RECORDING INFORMATION
FILE NUMBER(S)	FILE NAME(S)	ACREAGE	UNION DB/P	WEBSTER DB/P
PR 7 (6)	Todd, O. E.	102.5	136/459	48/127

PR 7 (7) T. 1, T. 4, & T. 6	Franklin, J. W.	128		48/135

PR 7 (7) T. 3, 5, 7, 8, 9 & 10	Franklin, J. W.	92.39		48/135

PR 7 (8)	Nall, Ben/George, et al	38.75		48/621

PR 7 (11) T. 1	Kuykendall, J. F.	61.50		48/124

PR 7 (12) T. 1 & T. 4	Kuykendall, W. L.	102 15.5		48/112

PR 7 (12) T. 5, 6, 7, 8, 11A, 11B & 12	Kuykendall, W. L.	82		48/112

PR 7 (12) T. 9	Kuykendall, W. L.	30		48/112

PR 7 (12) T. 10	Kuykendall, W. L.	39.75		48/112

PR 7 (12) T. 3	Kuykendall, W. L.	15.5		48/112

PR 7 (14) T. 1	Nall, J. W.	127.75		48/101

PR 7 (14) T. 2	Nall, J. W.	70		48/101

PR 7 (14) T. 3	Nall, J. W.	75		48/101

PR 7 (14) T. 4	Nall, J. W.	10		48/101

PR 7 (15) T. 1	Mitchell, George	138.25		48/133

PR 7 (15) T. 2	Mitchell, George	31.75		48/133

PR 7 (15) T. 3	Mitchell, George	80		48/133

PR 7 (15) T. 4	Mitchell, George	18		48/133

PR 7 (16) T. 1	Nall, S. P.	80		48/117

PR 7 (16) T. 2	Nall, S. P.	31		48/117

PR 7 (16) T. 3	Nall, S. P.	20.5		48/117

			ORIGINAL RECORDING INFORMATION
FILE NUMBER(S)	FILE NAME(S)	ACREAGE	UNION DB/P	WEBSTER DB/P
PR 7 (16) T. 4	Nall, S. P.	119.19		48/117

PR 7 (16) T. 5	Nall, S. P.	60 less 35		48/117

PR7 (17.1)	O’Nan, J.T.	100		48/129

PR 7 (18)	Johnson, T. E.	100		48/122

PR 7 (26) T. 1	Watson, G. T. & M. E.	46.66		48/92

PR 7 (26) T. 2	Watson, G. T. & M. E.	12.75		48/92

PR 7 (26) T. 3	Watson, G. T. & M. E.	81.67		48/92

PR 7 (28)	Gibson, M. C.	15.5		48/120

PR 7 (30)	Vanover, Thomas	88.6		48/109

PR 7 (31)	Hill, Sidney, et ux	101		48/131

PR 7 (33), T. 1 & 2	Dunkley, Nancy B.	53.22		48/96

PR 7 (34.3) (35, T. 3)	Moore, W. I.	100		48/103 CDB 2/613

PR 7 (34.3) (35, T. 4)	Moore, W. I.	64.25		48/103 CDB 2/613

PR 7 (34.3) (35, T. 5)	Moore, W. I.	40		48/103 CDB 2/613

PR 7 (34.3) (35, T. 6)	Moore, W. I.	25		48/103 CDB 2/613

PR 7 (36)	Skinner, Sallie	150		48/98 CDB 2/502

PR 7 (107)	Nall, J. W.	35		50/251

PR 7 (255), T. 1, T. 2 & T. 3	Babb, Leonard, et al	100		CDB 2/504

PR 10 (1), T. 1, T. 2 & T. 3	Blackwell/Arnold	90 18.53 11		108/616

PR 10 (2) T. 1, 2 & 3	Kelley Estate	19 78.5 2.5		109/113

PR 10 (4)	Williams, Caryl	270.5		108/652

			ORIGINAL RECORDING INFORMATION
FILE NUMBER(S)	FILE NAME(S)	ACREAGE	UNION DB/P	WEBSTER DB/P
PR 10 (5) (5.1A)(5.1B) (5.2)	Hearin/Cotton	128 19.63 18.6 15.79		109/4

PR 10 (7) T. 1, 2 & 3	Kuykendall, Clarence	61 38 35		109/196

PR 10 (11)	Williams, Willie D.	42.62		109/29

PR 10 (12), T. 1	Hill, Warren	35		109/30

PR 10 (13)	Arnold, Alloway	15		109/128

PR 10 (14.2) T. 1 & T. 2	Virgin, Clore	13.4		112/556

PR 10 (15), T. 1, 2 & 3	Virgin, Clore	6 8.37 13		109/127

PR 10 (16)	Lipford/Moore	41.5		112/542 109/299

PR 10 (17) T. 1 & 2	Kuykendall, Hugh A.	35 18.56		112/536

PR 10 (18)	Mitchell, J. V.	184		112/510

PR 10 (19) T. A-1, A-2 & A-3	Powell, Illie	50 45 30		113/28

PR 10 (20), T. 1 & 2	Mitchell, C. A.	78.6 181.75		113/49

PR 10 (21) T. 1	Grigg, H. R.	16		113/47

PR 10 (23) T. 1 & 2	Lipford, Sampson	5 22.27		113/46

PR 10 (24)	Springer, Thomas	100		113/264

PR 10 (26), T. 1 & 2	McGaw, Edwin	58 13.25		113/163

PR 10 (27) T. 1, 2 & 3	Shofner, Jimmie L.	6.75 20 8		113/225

PR 10 (28)	Foster, W. C.	16		113/168

			ORIGINAL RECORDING INFORMATION
FILE NUMBER(S)	FILE NAME(S)	ACREAGE	UNION DB/P	WEBSTER DB/P
PR 10 (29) T. 1 & 2)	Lipford Heirs	67.25 20		114/264 or (267)

PR 10 (31) T. 1	Morehead/Tucker	22.86		113/417

PR 10 (33)	Townsend heirs	92		113/627

PR 10 (34) T. 1 & 2	Bennett/Mart	10 6		114/85 & 87

PR 10 (35)	Martin, Richard L.	38.5		114/82

PR 10 (45)	Riggs/Hearin	93		115/536

PR 10 (48) T. 1 & 2	Townsend, Agnes R.	27.25		115/510

PR 10 (48) T. 3	Townsend, Agnes R.	29.76		115/510

PR 10 (51) T. 1A & 1B	White, T. C.	29		116/56

PR 10 (52) T. 1	White, J. L.	18		116/57

PR 10 (52) T. 2 & 3	White, J. L.	6.5		116/57

PR 10 (53) T. 1 & 2	Kelley, D. H.	99.12		115/47

PR 10 (53) T. 4	Kelley, D. H.	60		115/47

PR 10 (54) T. 1	Stodghill, A. A.	42.23		110/92

PR 10 (54), T. 2	Stodghill, A. A.	37.8		110/92

PR 11 (1) T. 1 & T. 2, T. 3	Freer, C. E.	55 68 4.5	145/34

PR 11 (3), T. 1	Brown, Denny	146	145/41

PR 11 (5), T. 1, T. 2 & T. 3	Blackwell, Lloyd	53.75 7.9 79.74	145/29

PR 11 (8)	Hearin, Ollie, et al	25.8	145/95

PR 11 (9)	Kuykendall, Audie May	41.8	145/143 145/144 145/263

			ORIGINAL RECORDING INFORMATION
FILE NUMBER(S)	FILE NAME(S)	ACREAGE	UNION DB/P	WEBSTER DB/P
PR 11 (10), T. 3	Duncan, L. T.	48.8	147/155

PR 11 (31), T. 3 & T. 7	Wells/Sigler	72.5	145/269 148/172

PR 11 (31) T. 1 and (58), T. 1	Wells/Sigler	85	145/269 148/172

PR 11 (31) T. 2 and (58) T. 2	Wells/Sigler	18.5	145/269 148/172

PR 11 (31) T. 4A and (58) T. 4C	Wells/Sigler	36.25	145/269 148/172

PR 11 (38)	Tate, Jerry	39.62	145/365

PR 11 (52) T. 1 & T. 2	Freer/Sigler	21.64 8.48	145/461 145/489

PR 11 (52) T. 3 & T. 4	Freer, S., et ux	40 10	145/461

PR 11 (54)	Tate, Fannie, et al	55.35	145/310

PR 11 (56.1)(56.2)	Freer/Sigler	65 39.5	145/491 145/464

PR 11 (59/59A) T. 1	Brown/Arnold	45.75	153/230 153/225

PR 11 (59/59A), T. 2	Brown/Arnold	40	153/230 153/225

PR 11 (59/59A), T. 3	Brown/Arnold	15	153/230 153/225

PR 11 (59/59A), T. 4	Brown/Arnold	32.25	153/230 153/225

PR 11 (60), T. 1 & 2	Davis, Harry E.	52.75	153/308
		100

PR 11 (61)	Wells, Walter	58.5	153/287

PR 11 (62)	Wells, Walter	35	153/289

PR 11 (63)	Freer, Allen	63	153/285

PR 11 (64)	Robinett, Mont	12	153/283

			ORIGINAL RECORDING INFORMATION
FILE NUMBER(S)	FILE NAME(S)	ACREAGE	UNION DB/P	WEBSTER DB/P
PR 11 (66)	Russell, Dorris	94	154/93

PR 11 (67), T. 1, 2, 3 & 4	Brown, Bessie, et al	43.24	154/94 156/280 156/279 156/68 156/125

PR 11 (68) T. 1	Pride, J. W.	101.36	154/193

PR 11 (68), T. 2, 3, 4, 5 & 6	Pride, J. W.	23	154/193

PR 11 (69), T. 1	Strouse, R. H.	40	154/476

PR 11 (70), T. 1	Watson/Liles	117	154/471 155/425 154/415

PR 11 (71), T. 1	Schreiber, Dorothy	55.25	155/511 156/222 154/473

PR 11 (72)	Pride, J. W.	40	156/117

PR 11 (76)	Kuykendall, Hugh A.	10.23	149/32

PR 11 (78)	Perry, Thomas R., Jr.	50	155/509

AND BEING a portion of the same properties conveyed by Alcoa Fuels, Inc., an Indiana corporation, to Tradewater Mining Co., an Illinois corporation, an undivided fifty percent (50%) interest and to Costain Land (Pyro), Inc., a Delaware corporation, an undivided fifty percent (50%) interest:

(a)	by “Short Form of Deed” dated September 30, 1982, recorded in the Webster County Clerk’s Office in Deed Book 185, page 769, and in the Union County Clerk’s Office in Deed Book 240, page 343; and,

(b)	by “Short Form of Deed” dated October 25, 1982, recorded in Webster County Clerk’s Office in Deed Book 186, page 80, and in the Union County Clerk’s Office in Deed Book 240, page 469.

By Certificates issued by the Kentucky Secretary of State dated September 8, 1992, effective December 31, 1991:

(a)	Costain Land (Pyro), Inc., a Delaware corporation filed with the Kentucky Secretary of State a Certificate of Ownership and Merger into Costain Coal Holdings, Inc., a Delaware corporation. This certification is recorded in Miscellaneous Book 117, page 480, and re-recorded in Miscellaneous Book 117, page 522, of the Webster County Clerk’s Office and in Corporation Book 5, page 490 of the Union County Clerk’s Office; and,

(b)	Costain Coal Holdings, Inc., a Delaware corporation, filed an Application for Amended Certificate of Authority changing its corporate name to Costain Coal, Inc. This certification is recorded in Miscellaneous Book 117, page 481, and Miscellaneous Book 117, page 523, of the Webster County Clerk’s Office and in Corporation Book 5, page 491, of the Union County Clerk’s Office.

By Unanimous Written Consent of the Board of Directors of Costain Coal Holdings, Inc., a Delaware corporation, and by a Sworn Certificate of Board Resolution, of Lodestar Energy, Inc., effective December 31, 1991, Tradewater Mining Company, an Illinois corporation, was merged into Costain Coal Holdings, Inc., as is recorded in Miscellaneous Book 124, page 489, of the Webster County Clerk’s Office and in Corporation Book 7, page 155 of the Union County Clerk’s Office.

By Certificate of Amendment of Certificate of Incorporation as verified by a Certification of the Delaware Secretary of State, Costain Coal, Inc., a Delaware corporation, changed its name to Lodestar Energy, Inc., effective July 21, 1997. This Certification is recorded in Miscellaneous Book 122, page 194, and re-recorded in Miscellaneous Book 124, page 488, of the Webster County Clerk’s Office and in Corporation Book 6, page 155, in the Union County Clerk’s Office.

AND BEING part of the same property conveyed to Alcoa Fuels, Inc. by Lodestar Energy, Inc., by William D. Bishop, its Chapter 7 Bankruptcy Trustee, by Correction and Confirmation Deed dated October 30, 2005, but effective August 21, 2003, of record in Deed Book 258, page 404, in the Office of the Webster County Clerk, and in Deed Book 320, page 344, in the Office of the Union County Clerk.

See also Quitclaim Deed of Conveyance between Alcoa Fuels, Inc. and Dyson Creek Coal Company, LLC, dated October 25, 2005, of record in Deed Book 320, at Page 560, in the Union County Clerk’s Office, and in Deed Book 258, at Page 483, in the Webster County Clerk’s Office.

See also Quitclaim Deed of Conveyance between Dyson Creek Coal Company, LLC, and Alcoa Fuels, Inc., dated July 23, 2009, of record in Deed Book 336, at Page 157, in the Union County Clerk’s Office, and in Deed Book 272, at Page 398, in the Webster County Clerk’s Office.

EXHIBIT A-3

ALCOA COAL PROPERTIES

(ACQUIRED FROM LODESTAR)

			ORIGINAL
			RECORDING INFORMATION
			UNION	WEBSTER
FILE NUMBER(S)	FILE NAME(S)	ACREAGE	DB/P	DB/P
P-045-00	Nall, J. O.	102.6		180/682

P-080-00	Clements (1/300th);	62	257/177
Also See:	Clements (1/300th);		257/180
SRW 274, T. 4	and Fournier		257/183
	(1/540th)

P-092-00	Woodring Heirs	94.5	260/137
Also See: SRW 39,	(partial interest)
T. 7 (21 ac.)

P-103-00	Moore, W. I. Moore	37.5		202/712

P-123-00	Clements, Aaron	30		212/710
	Clements, Florence	30		214/93
	Fournier, Timothy	6		213/562
		11.6
		30
		10.1

P-142-00	Young, James E., et ux	2.21		220/260

P-144-00	Lodestar/Cotton (1/4)	11		222/170

P-145-00	Lodestar (Render)	11 & 1		225/117
	(1/4)

P-146-00	Lodestar (Free Union	1		222/448
	Church)

P-149-00	Lodestar (Mooney)	6.7		222/772

P-152-00	Lodestar (Brogan)	8.55		224/346
				225/672

P-177-00	Clark, Eugene (1/8th)	49		234/602

No “P” #	Blackwell, Mary	90	245/386
	Taylor, et al

No “P” #	Moore, W. I. Heirs	150		194/467

AND BEING part of the same property conveyed to Alcoa Fuels, Inc. by Lodestar Energy, Inc., by William D. Bishop, its Chapter 7 Bankruptcy Trustee, by Correction and Confirmation Deed dated October 30, 2005, but effective August 21, 2003, of record in Deed Book 258, page 404, in the Office of the Webster County Clerk, and in Deed Book 320, page 344, in the Office of the Union County Clerk.

See also Quitclaim Deed of Conveyance between Alcoa Fuels, Inc. and Dyson Creek Coal Company, LLC, dated October 25, 2005, of record in Deed Book 320, at Page 560, in the Union County Clerk’s Office, and in Deed Book 258, at Page 483, in the Webster County Clerk’s Office.

See also Quitclaim Deed of Conveyance between Dyson Creek Coal Company, LLC, and Alcoa Fuels, Inc., dated July 23, 2009, of record in Deed Book 336, at Page 157, in the Union County Clerk’s Office, and in Deed Book 272, at Page 398, in the Webster County Clerk’s Office.

THERE IS EXCEPTED from Exhibits A-1, A-2 and A-3 that portion of the above-described subject to that unrecorded Coal Mining Lease dated February 1, 1962, by and between Aluminum Company of America and Sentry Royalty Company, as amended.

THERE IS FURTHER EXCEPTED from the Leased Premises that property identified as the Caseyville Dock and conveyed to Alcoa Fuels, Inc. by deed from Dyson Creek Coal Company, LLC, dated July 23, 2009, of record in Deed Book 336, at Page 156, in the Union County Clerk’s Office, and by deed from Dyson Creek Coal Company, LLC, dated July 23, 2009, of record in Deed Book 336, at Page 194, in the Union County Clerk’s Office.

Exhibit B

[legal description or map of General Mining Area]

See separate files.

Exhibit C

Quality

The coal to be supplied hereunder shall be of uniform quality, washed from the Seller’s Wash Plant 2” x 0” crushed, with no intermediate sizes removed or added, and shall have characteristics equal to or better than the following respective characteristics on an “as received” time-based (as defined in Section 6.4 of the Armstrong — Alcoa Fuels Coal Supply Agreement) Weighted Average and per Shipment (as defined in the next paragraph below this table) basis:

	Monthly
	Weighted		Penalty Limits
	Average	Per Shipment	Monthly Average
Moisture	11%	14.0%	11%
Ash	10.00%	12.00%	10%
Caloric Value	11,200 Btu	11,000 Btu	+/-11,200 Btu
Sulfur Dioxide*	<6.0 #	6.5 #	6.0 #
Grindabiltiy (Hargrove Index)	48	48
Ash Fusion Temp. (H=W Red)	2,085 deg F	2,085 deg F min

* #SO2 shall be calculated as follows:	% Sulfur, as received x 19,500 Btu/lb., as received

A “Shipment” for purposes of this Quality Section of this Agreement is defined to be a minimum of fifteen hundred (1,500) tons of coal delivered by barge. In the event three (3) consecutive shipments of coal, or four (4) Shipments in a thirty (30) day period, delivered by Seller to Buyer on an “as received” basis have any characteristics for sulfur dioxide, moisture, ash, or calorific value greater than the maximum or less than the minimum limits, as the case may be, for said coal as set forth in the “Per Shipment” column in above table, then the remedies provided in the Armstrong — Alcoa Fuels, Inc. Coal Supply Agreement shall be available to the Parties.